UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 22, 2025

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Crexendo, Inc.
(Exact Name of Registrant as Specified in Its Charter)

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Nevada	001-32277	87-0591719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 West Washington Street, Suite 213 Tempe, AZ 85288

(Address of Principal Executive Offices) (Zip Code)

(602) 714-8500

(Registrant’s Telephone Number, Including Area Code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 22, 2025, Jeffrey Bash, a valued member of the Board of Directors of Crexendo, Inc. (the “Company”), passed away suddenly at his home in Westfield, New Jersey at the age of 83. The Company became aware of Mr. Bash’s death on November 4, 2025.

Mr. Bash had served on the Company’s Board since August 2013 and was a highly respected advisor whose insight, experience, and integrity contributed greatly to Crexendo’s growth and success. The Company’s Board of Directors and management team extend their deepest condolences to Mr. Bash’s family and express profound gratitude for his years of dedicated service.

The Board will review the composition of its committees and overall membership in due course and will take appropriate action in accordance with the Company’s bylaws.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2025

Crexendo, Inc.

/s/ RONALD VINCENT
By:	Ronald Vincent
Chief Financial Officer

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